Statement of Changes in Net Assets Available for Benefits - EBP 003 - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Contributions:
Employer	$ 259,223	$ 232,818
Participants	440,001	395,846
Rollovers	62,272	57,107
Total contributions	761,496	685,771
Interest income on notes receivable from participants	14,486	11,863
Investment Income:
Net appreciation in fair value of investments	1,065,954	2,186,060
Dividends on The Progressive Corporation Common Shares	80,696	20,523
Interest and other dividends	48,130	191,812
Revenue Share - see footnote 2	618	564
Total Investment Income	1,195,398	2,398,959
Deductions from Net Assets Attributed to:
Benefits paid to participants	1,085,939	782,051
Employee stock ownership program dividend distribution	23,471	5,372
Other expenses	1,908	1,197
Total Deductions	1,111,318	788,620
Net Increase	860,062	2,307,973
Net Assets Available for Benefits:
Beginning of Year	11,533,546	9,225,573
End of Year	$ 12,393,608	$ 11,533,546